FOR IMMEDIATE RELEASE Limbach Strengthens Operational Leadership with Appointment of Chief Operating Officer Appointment Supports Operational Excellence, Scalable Growth and Long-Term Value Creation TAMPA, Fla. — May 18, 2026 — Limbach Holdings, Inc. (NASDAQ: LMB) (“Limbach” or the “Company”), a building systems solutions firm that partners with building owners and operators who have mission- critical mechanical, electrical, plumbing and controls, or MEPC, systems, today announced the appointment of Michael Reed to the newly created position of Executive Vice President, Chief Operating Officer, effective May 18, 2026. “Mike’s appointment reflects our continued focus on strengthening execution while advancing Limbach’s long-term growth strategy,” said Mike McCann, President and Chief Executive Officer of Limbach. “Mike brings more than three decades of industry experience, deep operational expertise and a strong understanding of Limbach’s business and culture. His leadership has been instrumental in supporting our integration strategy, enhancing alignment across the organization and reinforcing our commitment to delivering exceptional outcomes for customers, employees and stockholders.” Reed joined Limbach in 2019 as a Vice President, Branch Manager and later assumed the role of Vice President of Operational Risk Management, where he helped strengthen operational processes and risk management initiatives across the organization. In 2024, Reed was promoted to Senior Vice President, Integrations Leader, overseeing the successful integration of acquisitions, including Consolidated Mechanical and Pioneer Power, in support of Limbach’s acquisition and expansion strategy. In May 2025, Reed was promoted to Senior Vice President, Midwest Regional Manager, where he oversaw performance and strategic growth initiatives across the Midwest region. As Chief Operating Officer, Reed will play a critical role in scaling the business - both organically and through strategic acquisitions - while driving operational excellence and initiatives to improve performance, enhance profitability and strengthen capabilities across the Company. As a key leader in culture, Reed will be responsible for driving a culture of high performance, value creation, employee engagement and continuous improvement. “Limbach has built a strong reputation as a trusted partner to building owners and operators nationwide, and I believe the Company has significant opportunities ahead,” said Reed. “I am honored to step into this role and continue working alongside our talented teams to deliver differentiated solutions to our customers while supporting the Company’s continued growth.” About Limbach Limbach is a building systems solutions firm that designs, delivers, and maintains mechanical (heating, ventilation, and air conditioning), electrical, plumbing, and controls (“MEPC”) systems that support life’s most important moments. We partner with building owners and operators of mission-critical facilities across healthcare, industrial and manufacturing, data centers, life sciences, higher education, and cultural and entertainment markets. With approximately 1,600 team members across 21 offices throughout the Eastern and Midwestern regions of the United States, we strive to be an indispensable partner by combining our national capabilities with strong local execution and talent to deliver proactive, safe, and reliable solutions for complex facilities. Operating on a connected platform, we integrate engineering expertise with field execution to provide customized MEPC infrastructure solutions that address both operational and capital project needs, optimizing performance, enhancing reliability, and ensuring long-term safety. Forward-Looking Statements We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target,” “goal,” or similar expressions. These forward- looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties, which may cause them to turn out to be wrong. There may be additional risks that we consider immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this press release. Investor Relations Financial Profiles, Inc. Lisa Fortuna LMB-IR@limbachinc.com